UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 7, 2017
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed by GAIN Capital Holdings, Inc. (the “Company”) in its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2017 (the "Original Filing"), at the Company's 2017 Annual Meeting of Stockholders, the Company's stockholders approved, in an advisory vote, a frequency of every three (3) years for the frequency with which stockholders will have an advisory vote on executive compensation. This Amendment No. 1 to Form 8-K amends the Original Filing in accordance with Item 5.07(d) of Form 8-K to report the Company's decision to include an advisory stockholder vote on executive compensation in its proxy materials every three (3) years until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2017

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego Rotsztain
Diego Rotsztain
EVP and General Counsel